As filed with the Securities and Exchange Commission on May 1, 2003

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 24, 2003


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                     1-5706                 58-0971455
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


505 PARK AVENUE, 21ST FLOOR, NEW YORK, NEW YORK                  10022
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     (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code:  (212) 527-3800
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 2.  DISPOSITION OF ASSETS

         On April 24, 2003 Metromedia International Group, Inc. (the "Company"), the owner of interests in various communications and media businesses in Eastern Europe, the Commonwealth of Independent States and other emerging markets, announced that it completed an exchange with Adamant Advisory Services, a British Virgin Islands company ("Adamant"), of its ownership interest in certain of its business units in Russia for approximately $58.6 million, face value, of the Company's 10 1/2 % Senior Discount Notes (the "Senior Notes") held by Adamant (the "Adamant Sale") all pursuant to a Purchase Agreement attached as
Exhibit 10.1. In the Adamant Sale, the Company conveyed to Adamant its ownership interests in Comstar (a Moscow based fixed-line telephony operator), Kosmos TV (a Moscow based cable television operator), and the Company's Russian radio assets. In addition to conveying the Senior Notes to the Company, Adamant paid US$5 million in cash and also released the Company of its $3.1 million obligation to pay interest accrued on the Senior Notes being exchanged. The consideration in connection with the Adamant Sale was determined by arms length negotiations between the Company and Adamant.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 24, 2003 the Company announced the resignation of Carl C. Brazell from the Board of Directors. No replacement was named by the Company. The press release announcing this matter and the Adamant Sale is attached as
Exhibit 99.1 and is incorporated herein by reference.

         On April 30, 2003 the Company announced an update on its asset sale process and business strategy. The press release announcing these matters is attached as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information.

                  Due to the Company's previously announced financial uncertainties, the Company is not able at this time to estimate when it will be able to file with the Securities and Exchange Commission the financial statement required under
                  Item 7(b) of Form 8-K or whether it will be within the time period required by Item 7(a)(4) or Item 7(b) of Form 8-K.

         (c)      Exhibits.

                  10.1 Purchase Agreement, dated as of April 24, 2003, by and among Metromedia International Group, Inc., a Delaware corporation, Metromedia International Telecommunications, Inc., a Delaware corporation, Metromedia International, Inc., a Delaware corporation, International Telcell, Inc., a Delaware corporation, and Adamant Advisory Services, Inc., a British Virgin Islands company.


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                  99.1     Press Release of Metromedia International Group,
                           Inc., dated April 24, 2003

                  99.2 Press Release of Metromedia International Group, Inc., dated April 30, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METROMEDIA INTERNATIONAL GROUP, INC.


                                       By: /S/ HAROLD F. PYLE, III
                                           -----------------------------------
                                           Name:   Harold F. Pyle, III
                                           Title:  Senior Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and Secretary

Date: April 30, 2003
New York, New York


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                                  EXHIBIT INDEX
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     EXHIBIT            DESCRIPTION
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      10.1        Purchase Agreement, dated as of April 24, 2003, by and
                  among Metromedia International Group, Inc., a Delaware corporation, Metromedia International Telecommunications, Inc., a Delaware corporation, Metromedia International, Inc., a Delaware corporation, International Telcell, Inc., a Delaware corporation, and Adamant Advisory Services, Inc., a British Virgin Islands company.

       99.1 Press Release of Metromedia International Group, Inc. dated April 24, 2003

       99.2 Press Release of Metromedia International Group, Inc. dated April 30, 2003